Exhibit 99.2

EQUITY BANCSHARES, INC.

Disclaimers

FORWARD-LOOKING STATEMENTS

The following information contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,”

“expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 17, 2016 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Experienced Management Team

BRAD ELLIOTT

Chairman & CEO

Founded Equity Bank in 2002

Served as Regional President of Sunflower Bank prior to forming Equity Bank More than 20 years of banking experience

GREG KOSSOVER

EVP, Chief Financial Officer

Has served as CFO since 2013 and as a Board Director since 2011 Previously served as CEO of Value Place, LLC, growing it to more than 150 locations in 25 states Banking experience includes treasurer of Western Financial Corporation, a publicly-held thrift holding company.

About EQBK

Exchange / Ticker    NASDAQ: EQBK

Market Cap    10.9 million shares outstanding / $362.5 million (1)

Ownership    100% publicly traded

Total Assets    $2.2 billion (2)

ROAA / ROATCE    0.72% / 8.93% YTD

Efficiency Ratio    68.1% YTD

29 branches in Kansas and Missouri; 5 branches in Northern Arkansas (Community First Bancshares,

Locations

Inc. (3) ); 3 branches to be added in Northwest KS with pending Prairie State Bancshares acquisition(4)

FTEs    Approximately 404

Loan Portfolio    36% of loans in commercial real estate, 24% in residential real estate, and 21% in commercial(2)

Note: All financial data is as of or for period ended September 30, 2016 unless otherwise noted. (1) Market Cap calculated based on December 5, 2016 closing price of $33.23.

(2) Pro forma for the Community First Bancshares and Prairie State Bancshares transactions; as of September 30, 2016. (3) Closed November 10, 2016

(4) The acquisition of Prairie State Bancshares, Inc. is subject to customary conditions, including, among others, the approval of the Prairie State Bancshares, Inc. shareholders.

Equity Bancshares – About    Us

Recent Price(1)    $33.23

Book Value Per Share (9/30/16 Reported)    $19.62

Tangible Book Value Per Share (9/30/16 Reported)(5)    $17.26

Estimated TBV Per Share (9/30/16 Pro Forma) (2)(5)    $15.04

Price to 2017 Consensus Earnings(3)     15.7x

Price to Book Value Per Share     1.69x

Price to Tangible Book Value Per Share(5)     1.93x

3Q 2016 Diluted Earnings Per Share    $0.32

2017 EPS Consensus(3)    $2.11

2018 EPS Consensus(3)    $2.31

Market Capitalization ($mm)(4)    $362.5

50.0% 40.0% 30.0% 20.0% 10.0%

0.0% (10.0%) (20.0%)

(30.0%)

Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16

EQBK +47.69% NASDAQ Bank +21.93% KBW Nasdaq Bank +17.52%

(1) As of December 5, 2016 market closing

(2) Pro forma EQBK’s acquisitions of Community First Bancshares (closed 11/10/16) & Prairie State Bancshares (announced 10/20/16)

(3) Per FactSet Research Systems Consensus estimates as of December 5, 2016

(4) Based on 10,909,253 shares outstanding as of December 5, 2016 5 (5) Non-GAAP financial measure.

Footprint & Demographics

Footprint

37 branches in 21 counties(1)

Strong strategic positioning, with

branches along I-70 and I-35

Branches clustered around key

areas such as Wichita, Topeka,

Kansas City, and Northern

Arkansas(1)

Total population in current

footprint of 2.1 million

Median household income of

$45,649

Key Industries

Transportation

Manufacturing

Healthcare

Unemployment Rates(2)

Kansas: 4.1%

Missouri: 4.7%

Arkansas: 3.9%

USA: 4.9%

Equity Bancshares Branches Community First Bancshares Branches

Prairie State Bancshares Branches

Source: SNL Financial & The Nielsen Company

1) Includes branches from the closed acquisition of Community First Bancshares, Inc. and the pending acquisition of Prairie State Bancshares, Inc. The acquisition of Prairie State Bancshares, Inc. is subject to customary conditions, including, among others, and the approval of the stockholders of Prairie State Bancshares, Inc.

2) Data as of June 30, 2016

Continue Building Value via Strategic Execution

Phase I
Start-Up
2003 - 2007

2003-2004
Acquisition of National Bank of Andover
Rebrand as Equity Bank

2005
Purchase of 2 Wichita branches from Hillcrest Bancshares

2006
Acquisition of Charter of FNB of Sarcoxie, MO
Acquisition of Mortgage Centre, LC
Opened 2 branches in MO

2007
Signature Bank KC acquisition

Phase II
Growth
2008 - 2011

2008
Ellis State Bank acquisition (Ellis/Hays)
Branch opened in Lee's Summit, MO

2009
$8.8mm of TARP issued
Opened 2 branches in Overland Park, KS

2010
$20.0mm Capital Raise to fund growth

2011
Repaid TARP with SBLF
Purchase of 4 branches from Citizens Bancshares (Topeka)

Phase III
Leverage Infrastructure Profitably
2012 - present

2012
First Community Bancshares (FCB) acquisition
$20.4mm Capital Raise

2013
Integrate FCB and double earnings
CFO and CRO roles filled
Implement repositioning initiatives

2014
Repurchased 1.3mm shares
Refinanced TARP with Loan
Close/Sell 3 branches and opened branch Waterfront

2015
First Indep. (FFSL) acquisition
IPO

Announced Oct. 20, 2016
STATE BANK

Closed November 10, 2016
Community First (CFBI) acquisition

	*	**	***
Total Assets	$287mm	$610mm	$2.2bn
ROA	0.49%	0.46%	1.06%

Note: Yellow shading indicates M&A activity; gray shading indicates capital activity
* Data as of 12/31/2007. ** Data as of 12/31/2011. *** Data as of 9/30/2016, pro forma for Community First Bancshares, Inc. & Prairie State Bancshares, Inc. transactions
Source: Company management

7

EPS & ROATCE(1)

Diluted EPS and Net Income to Common

$14,000 $1.54

$1.50

$12,000 $1.30

$1.25

$10,000 $1.07 000s) $ $1.00

( $0.92 $8,000 Diluted Common to $8,956 EPS $0.75 ( $0.65 $ Income $6,000) $10,123 Net $8,279 $6,895 $0.50 $4,000

$3,814

$2,000 $0.25

$0 $0.00

2012 2013 2014 2015 YTD Q3 2016

Net Income Allocable to Common Diluted EPS

Return on Average Tangible Common Equity

12.00%

10.00%

(%) Equity 8.00%

Common 9.99%

6.00% 9.66%

8.93% Tangible 8.27% on

4.00%

Return 5.76%

2.00%

0.00%

2012 2013 2014 2015 YTD Q3 2016 *

* Annualized

(1) Non-GAAP financial measure.

Revenue & Efficiency Ratio(1)

Income and Margin

$70,000 3.92%

3.85% 3.87% 4.00%

3.75%

$60,000 3.65%

3.48%

3.50% $54,626

3.19% $50,000 $48,627 $49,049 15%

15% 16% 3.00% Net 000s) $40,000 ( $ Interest

2.50% $30,393 Revenue* $29,623 $30,000 Margin 16% Total 85% 16% (%) 85% 84% 2.00% $20,000

84% 84%

$10,000 1.50%

$0 1.00%

2012 2013 2014 2015 YTD Q3 2016

Net Interest Income Fee Income

Net Interest Margin NIM W/O Spread Opportunity

Efficiency Ratio & NIE/Average Assets

74.0% 3.30%

3.17%

3.08%

73.0%

2.99% 3.10%

72.0%

2.90%

2.80%

71.0%

2.70% Core

2.44%

70.0%

(%)

2.50% Noninterest Ratio 69.0% Exp .

/

2.30% Avg Efficiency 68.0%.

72.7% Assets

2.10%

67.0% 72.3% (%)

1.90% 66.0%

70.4% 66.9% 68.1%

1.70% 65.0%

64.0% 1.50%

2012 2013 2014 2015 YTD Q3 2016

Efficiency Ratio NonInt Exp. / Avg Assets

* Excluding gains on sales of securities and acquisition costs.

(1) Non-GAAP financial measure.

Loan Portfolio Composition & Growth(1)

Loan Composition

Loan Composition     ‘12-‘15

2012201320142015Q3 2016

($ in 000s)     CAGR

Commercial Real Estate    $366,251$341,512$364,096$397,017$417,4962.73%

Commercial     126,771139,365183,100262,032234,97727.38%

Agricultural Real Estate     27,15522,09217,08318,18015,991-12.52%

Total Commercial     520,177502,969564,279677,229668,4649.19%

Residential Real Estate     170,726125,395134,455250,216252,91913.59%

Consumer     11,3617,9617,87517,10317,87014.61%

Agricultural     19,81423,96919,26715,80716,817-7.25%

Total 1-4 Family & Other     201,901157,325161,597283,126287,60611.93%

Total Loans    $722,078$660,294$725,876$960,355$956,0709.97%

Yield on Loans     6.03%5.63%5.63%5.31%4.88%

28.0%    23.8%22.3%29.5%30.1%

1-4 Family & Other

Commercial

72.0%    76.2%77.7%70.5%69.9%

2012    201320142015Q3 2016

(1) Reported as of September 30, 2016; does not include impact of Community First Bancshares and Prairie State Bancshares acquisitions

Asset Quality(1)

Nonperforming Assets

1.34%    1.76%    1.80% 1.33% 0.89% 0.82%

$1.1

$0.2

$7.3    $-    $-    $-

$9.6

$4.8    $5.8

$-    $5.6

$3.6    $13.0    $10.2    $10.8

$8.2    $7.2

$4.6

2011 2012 2013 2014 2015 Q3 2016

Nonaccruals OREO TDR & 90+ PD

NPAs / Assets

($ in millions)

NCOs / Average Loans

$0.50 $1.54 $1.44 $0.85 $3.50 $0.79

0.37% 0.43%

0.21%

0.16%

0.12% 0.11% *

2011 2012 2013 2014 2015 YTD Q3 2016

NCO in $ * Annualized

($ in millions)

Classified Assets to Total Regulatory Capital

37.3%

31.6% 26.9% 29.0% 15.1% 13.5%

2011 2012 2013 2014 2015 Q3 2016

Classified Assets / Equity Bank Total Regulatory Capital

Commercial Loans Outstanding by Concentrations

C&I = 35% 2.4% Ag Production/Farm—2.4%

3.0%

CRE = 65%    7.7% 5.1% Construction—5.1%

Manufacturing—3.0%

7.1%

15.0% 0.8% Restaurants—7.1%

Transportation—0.8%

4.3%

3.8% Retail & Wholesale—4.3%

Professional Med. Serv.—3.8%

19.5% 11.2% Other C&I—11.2%

Owner Occupied RE—20.1%

Non-Owner Occupied RE—19.5%

20.1% Other CRE—15.0%

Rental CRE—7.7%

(1) Reported as of September 30, 2016; does not include impact of Community First Bancshares and Prairie State Bancshares acquisitions

Core    Deposit Franchise(1)

Deposit Portfolio Mix

Deposit Composition    ’12-‘15

2012201320142015Q3 2016

($ in 000s)    CAGR

Time Deposits    $ 400,003$ 363,210$342,160$ 438,612$437,1093.12%

Signature Deposits    593,125584,109639,017777,302740,6239.43%

Total Deposits    $ 993,128$ 947,319$981,177$ 1,215,914$1,177,7326.98%

Cost of Deposits*    0.83%0.53%0.49%0.55%0.55%

* Interest Bearing

40.3%38.3%34.9%36.1%37.1%

Time Deposits

Signature Deposits

59.7%61.7%65.1%63.9%62.9%

2012201320142015Q3 2016

(1) Reported as of September 30, 2016; does not include impact of Community First Bancshares and Prairie State Bancshares acquisitions

Diverse Market Segments

Diverse market segments with economies based on transportation, manufacturing and healthcare

- Top employers in the region include a diverse range of operations such as telecommunications, professional services, aircraft manufacturing, OEM manufacturing, and transportation.
- Equity Bancshares ranks in the Top 10 for market share in 12 of 19 counties served and ranks in the Top 5 in nearly 92% of those markets.
- Prairie State Bancshares, Inc. [(1)] currently ranks in the Top 5 for market share in both of the 2 counties served, including a number 1 market share in Sheridan County, Kansas.

Operating Market				As of September 30, 2016		
Rank	Institution	Parent City	State	# of Branches	Total Deposits ($000s)	Market Share (%)
1	UMB Financial Corp.	Kansas City	MO	36	10,480,582	14.54
2	Bank of America Corp.	Charlotte	NC	50	8,770,727	12.17
3	Commerce Bancshares Inc.	Kansas City	MO	53	7,370,904	10.23
4	Capitol Federal Financial Inc.	Topeka	KS	36	4,324,695	6.00
5	U.S. Bancorp	Minneapolis	MN	61	3,480,555	4.83
6	Arvest Bank Group Inc.	Bentonville	AR	47	3,259,230	4.52
7	INTRUST Financial Corp.	Wichita	KS	35	3,065,805	4.25
8	Central Banco. Inc.	Jefferson City	MO	38	1,615,129	2.24
9	Equity Bancshares Inc.	Wichita	KS	34	1,593,314	2.21
10	Valley View Bancshares Inc.	Overland Park	KS	25	1,353,735	1.88
11	Fidelity Financial Corp.	Wichita	KS	14	1,302,839	1.81
12	Emprise Financial Corp.	Wichita	KS	28	1,180,839	1.64
13	National Bank Holdings Corp.	Greenwood Village	CO	18	1,098,751	1.52
14	Wells Fargo & Co.	San Francisco	CA	8	1,072,374	1.49
15	CrossFirst Holdings LLC	Leawood	KS	2	1,019,638	1.41
16	NASB Financial Inc.	Grandview	MO	7	847,845	1.18
17	CCB Financial Corp.	Kansas City	MO	14	831,128	1.15
18	Lauritzen Corp.	Omaha	NE	7	698,324	0.97
19	Enterprise Financial Services Corp	Clayton	MO	7	660,119	0.92
20	BNP Paribas USA Inc.	New York	NY	15	648,322	0.90
			Market Total	1,014	72,079,875	100.00

Unemployment by County	6/30/16	6/30/15
Sedgwick, KS	5.0%	5.0%
Ellis, KS	3.5%	3.2%
Shawnee, KS	4.3%	4.4%
Butler, KS	4.6%	4.5%
Johnson, KS	3.4%	3.5%
Montgomery, KS	6.7%	7.3%
Wilson, KS	7.0%	6.8%
Crawford, KS	5.4%	5.5%
Douglas, KS	4.2%	4.2%
Johnson, MO	5.9%	6.1%
Henry, MO	5.5%	5.7%
Pettis, MO	5.8%	6.1%
Jackson, MO	5.3%	5.9%
Lafayette, MO	4.9%	5.1%
Benton, MO	6.3%	6.5%
Saline, MO	5.4%	5.3%
Platte, MO	4.0%	4.3%
Boone, AR[(1)]	3.7%	5.1%
Carroll, AR[(1)]	3.1%	4.3%
Benton, AR[(1)]	3.1%	4.1%

Source: SNL Financial, Market Share Data as of September 30, 2016

* Operating Market includes all counties in which Equity Bancshares has deposit market share, excludes Community First Bancshares, Inc..

(1) Equity Bancshares announced the currently pending acquisition of Kansas-based Prairie State Bancshares, Inc. on October 20, 2016. The acquisition of Prairie State Bancshares, Inc. is subject to customary conditions, including, among others, and the approval of the stockholders of Prairie State Bancshares, Inc.

13

Market Data

Demographics	Kansas	Missouri	Arkansas[1]	National
Current Population (2016)	2,919,372	6,091,286	2,980,520	322,431,073
Historical Population Change (2011-2016)	1.9%	1.3%	1.6%	3.8%
Median Household Income (2016)	$54,275	$49,314	$43,316	$49,726
Household Income Change (2011-2016)	13.5%	9.6%	13.6%	11.7%
July 2016 Unemployment Rate	4.1%	4.7%	3.9%	4.9%

Major Employers in Equity Bank Footprint

- Boeing
- Cargill Meat Solutions
- Cessna Aircraft Co.
- Spirit AeroSystems Inc.
- Blue Cross and Blue Shield of Kansas
- Payless Shoe Source
- Hill's Pet Nutrition
- Goodyear Tire Co.
- Jostens Publishing
- Hallmark Cards, Inc.
- H&R Block
- Honeywell
- Sprint
- Garmin
- Teva
- DST Systems Inc.
- Whiteman Airforce Base
- Stahl Specialty Co.
- Western Missouri Medical Center
- HaysMed
- Walmart
- FedEx
- Tyson Foods
- FlexSteel
- Wabash National
- Wichita St. University
- Pittsburg St. University
- Washburn University
- Fort Hays St. University
- University of Central Mo.
- University of Mo-KC
- KU – Edwards/Professional

Source: The Nielsen Company & SNL Financial
(1) State of Arkansas presented based on pending acquisition of Community First Bancshares

14

Deposit Market Share – Key Markets

Wichita MSA

Wichita, KS

Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	Bank of America Corp. (NC)	12	3,694,321	24.99
2	INTRUST Financial Corp. (KS)	29	2,839,348	19.21
3	Fidelity Financial Corp. (KS)	13	1,294,176	8.76
4	Emprise Financial Corp. (KS)	26	1,081,438	7.32
5	Commerce Bancshares Inc. (MO)	12	869,522	5.88
6	Capitol Federal Financial Inc (KS)	8	533,133	3.61
7	Republic Financial Corp. (KS)	8	380,010	2.57
8	**Equity Bancshares Inc. (KS)**	**4**	**287,291**	**1.94**
9	CrossFirst Holdings LLC (KS)	1	262,574	1.78
10	Colwich Financial Corp. (KS)	6	262,372	1.78
	Total For Institutions In Market	**238**	**14,780,885**	

Harrison MSA

Harrison, AR

Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	Bear State Financial Inc. (AR)	3	291,108	29.87
2	**Equity Bancshares Inc. (KS)**	**2**	**263,275**	**27.01**
3	First National Bancorp Inc. (AR)	3	168,486	17.29
4	Arvest Bank Group Inc. (AR)	5	115,851	11.89
5	Bank of the Ozarks Inc. (AR)	5	68,270	7.00
6	Regions Financial Corp. (AL)	1	46,560	4.78
7	First Carroll Bankshares Inc. (AR)	2	21,078	2.16
	Total For Institutions In Market	**21**	**974,628**	

Kansas City MSA

Kansas City, MO-KS

Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	UMB Financial Corp. (MO)	30	10,338,172	19.63
2	Commerce Bancshares Inc. (MO)	48	6,983,825	13.26
3	Bank of America Corp. (NC)	39	5,472,414	10.39
4	U.S. Bancorp (MN)	59	3,254,955	6.18
5	Capitol Federal Financial Inc (KS)	24	2,413,658	4.58
6	Valley View Bancshares Inc. (KS)	41	2,394,944	4.55
7	National Bank Holdings Corp. (CO)	28	1,598,514	3.04
8	Central Bancompany Inc. (MO)	29	1,177,510	2.24
9	CCB Financial Corp. (MO)	23	1,128,382	2.14
10	NASB Financial Inc. (MO)	10	1,116,354	2.12
31	**Equity Bancshares Inc. (KS)**	**7**	**235,186**	**0.45**
	Total For Institutions In Market	**702**	**52,656,500**	

Warrensburg MSA

Warrensburg, MO

Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	**Equity Bancshares Inc. (KS)**	**3**	**143,644**	**22.32**
2	Central Bancompany Inc. (MO)	4	132,168	20.53
3	F&C Bancorp Inc. (MO)	2	120,241	18.68
4	UMB Financial Corp. (MO)	3	93,755	14.57
5	U.S. Bancorp (MN)	3	91,325	14.19
6	Quarry City S&L Assn. (MO)	1	42,529	6.61
7	Dickinson Financial Corp. II (MO)	1	10,782	1.68
8	Sunflower Financial Inc. (KS)	1	9,238	1.44
	Total For Institutions In Market	**18**	**643,682**	

Source: SNL Financial, Market Share Data as of September 30, 2016

15

Deposit Market Share – Key Markets *(Continued)*

Hays MSA

Hays, KS

Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	Commerce Bancshares Inc. (MO)	3	185,707	20.34
2	Sunflower Financial Inc. (KS)	3	155,245	17
3	Hanston Insurance Agency Inc. (KS)	1	135,175	14.81
4	Mid-America Financial Corp. (KS)	2	113,642	12.45
5	**Equity Bancshares Inc. (KS)**	**2**	**101,584**	**11.13**
6	Emprise Financial Corp. (KS)	2	99,401	10.89
7	First Belleville Bcshs Inc. (KS)	2	80,288	8.79
8	Ottawa Bancshares Inc. (KS)	1	33,077	3.62
9	Gorham State Bank (KS)	1	8,877	0.97
	Total For Institutions In Market	**17**	**912,996**	

Topeka MSA

Topeka, KS

Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	Capitol Federal Financial Inc (KS)	7	1,426,793	28.01
2	Commerce Bank & Trust Hldg Co (K!	11	550,430	10.81
3	Bank of America Corp. (NC)	4	311,716	6.12
4	Kaw Valley Bancorp Inc. (KS)	9	305,493	6
5	Capital City Bancshares Inc. (KS)	7	303,232	5.95
6	U.S. Bancorp (MN)	9	258,666	5.08
7	Denison Bancshares Inc. Holton (K!	5	255,132	5.01
8	UMB Financial Corp. (MO)	2	248,227	4.87
9	Gideon Enterprises L.P. (KS)	4	181,033	3.55
10	BOTS Inc. (KS)	2	106,802	2.1
12	**Equity Bancshares Inc. (KS)**	**3**	**100,377**	**1.97**
	Total For Institutions In Market	**111**	**5,093,485**	

Coffeyville MSA

Coffeyville, KS

Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	Community Bancorp Inc. (KS)	5	187,458	31.85
2	Coffeyville Bancorp Inc. (KS)	3	142,267	24.17
3	Commercial Bank (KS)	3	86,001	14.61
4	**Equity Bancshares Inc. (KS)**	**2**	**73,738**	**12.53**
5	FNB Bancshares Inc. (KS)	3	61,757	10.49
6	Arvest Bank Group Inc. (AR)	1	24,579	4.18
7	First Howard Bankshares Inc. (KS)	1	12,726	2.16
	Total For Institutions In Market	**18**	**588,526**	

Sedalia MSA

Sedalia, MO

Rank	Institution	# of Branches	Total Deposits ($000)	Market Share (%)
1	Central Bancompany Inc. (MO)	6	344,860	47.77
2	U.S. Bancorp (MN)	3	125,671	17.41
3	Simmons First National Corp. (AR)	1	75,362	10.44
4	Warren County Bancshares Inc. (M	2	70,654	9.79
5	**Equity Bancshares Inc. (KS)**	**1**	**70,304**	**9.74**
6	Country Agencies & Invts Inc (MO)	1	24,225	3.36
7	Knott Holding Co. (MO)	1	10,807	1.50
	Total For Institutions In Market	**15**	**721,883**	

Source: SNL Financial, Market Share Data as of September 30, 2016

16

Prairie State Bancshares, Inc. *(Announced 10/20/16)*

Prairie Footprint



Thomas
Graham
Logan
Gove
Trego
KS

Equity Bancshares Branch   Prairie State Bancshares Branch

Overview

- **Headquartered in Hoxie, KS**
- **Operates 3 branches in northwest Kansas; attractive average branch size**
- **Very high asset quality**
- **High profitability, with strong ROAA and ROAE**
- **Attractive core deposits in stable markets**
- **High caliber, long-tenured, management team remains with EQBK**
- **Significant Prairie insider ownership remains invested in EQBK**

Selected Cons. Financial Highlights (1)

Total Assets	$ 148,575	
Gross Loans	135,437	
Deposits	129,093	
Loans / Deposits	104.9	%
% Core Deposits[2]	65.1	
Total Bank Level Equity	$ 19,039	
Consolidated Equity	17,501	
ROAA[3]	1.42	%
ROAE[3]	12.10	
Net Interest Margin	4.50	
Efficiency Ratio	48.14	
NPAs excl. TDRs / Assets[4]	0.73	%
NPAs excl. TDRs / Loans + OREO[4]	0.80	
NCOs / Average Loans[4]	(0.01)	
Reserves / NPLs (excl. TDRs)	1.88	x
Reserves / Loans	1.50	%
Texas Ratio (excl. TDRs)	5.13	
Common Equity / Assets	11.78	%
CET1 Ratio	12.10	
Total Capital Ratio	13.36	

Dollars in thousands
Source: SNL Financial
(1) Data included in the Selected Financial Highlights is at the consolidated level at or for the last twelve months ended 6/30/2016, unless otherwise noted; per SNL Financial and Prairie June 30, 2016 FR Y-9SP filing
(2) Core deposits defined as all deposits, excluding CDs
(3) ROAA and ROAE tax impacted
(4) Based upon 6/30/2016 Call Report data for State Bank

17

Community First Bancshares, Inc. *(Closed 11/10/16)*

Community First Footprint



Lebanon
Salem
Pittsbu
Houston
Eminen
Joplin
Springfield
Ava
Bartlesville
Miami
West Plains
Branson
UNITED STATES
Rogers
Mountain Home
Tulsa
Springdale
Harrison
Fayetteville
Tahlequah
Muskogee
Batesville
Newp

Equity Bancshares Branch   Community First Bancshares Branch

Overview

- **Headquartered in Harrison, AR**
  - *Located 35 miles south of Branson, MO*
- **Operates 5 branches in Northern Arkansas; attractive average branch size**
- **High profitability centered on strong NIM**
- **Attractive core deposits in stable markets**
- **High caliber management team**
- **Significant Community First insider ownership remains invested in EQBK**

Selected Financial Highlights (1)

Total Assets	$	495,002	
Total Gross Loans		376,369	
Deposits		383,791	
Loans / Deposits		98.1	%
% Core Deposits (2)		90.5	
Total Bank Level Equity (3)	$	55,894	
Holding Company TruPs		5,155	
Consolidated Equity		53,283	
White River Bancshares Ownership		8,284	
ROAA annualized		1.22	%
ROAE annualized		11.27	
Net Interest Margin annualized		4.43	
Efficiency Ratio		66.30	
NPAs excl. TDRs / Assets (4)		1.80	%
NPAs excl. TDRs / Loans + OREO (4)		2.33	
NCOs annualized / Average Loans (4)		(0.07)	
Reserves / NPLs (excl. TDRs) (4)		129.3	%
Reserves / Loans (4)		1.56	
Texas Ratio (excl. TDRs) (4)		15.03	
Tang. Common Equity / Assets (5)		10.76	%
CET1 Ratio		13.01	
Total Capital Ratio		15.53	

Dollars in thousands

Source: Company documents and SNL Financial

(1) Data in the Selected Financial Highlights is unaudited consolidated data as of or for the six month period ended 6/30/2016, unless otherwise noted.

(2) Core deposits defined as all deposits, excluding Jumbo CDs and is calculated based on bank level data as of 6/30/2016.

(3) Data is bank level per call report and is as of 6/30/2016; unaudited.

(4) NPAs, TDRs and net charge-offs are bank level per call report and are as of 6/30/2016; unaudited.

(5) Non-GAAP financial measure.

18

Capital Position Over Time

Historical Capital Levels

18.00%

17.01%

15.87%

16.00%

**

14.45%

14.00% 13.85%

13.16%

12.55%

12.14% *

12.00% 11.59%

10.00% 9.62% 9.47%

** **

9.22% 9.42% TCE/TA 8.52%* 8.37% *

8.06% Leverage Ratio

7.89%

8.00% 7.38%

Tier 1 RB Ratio

7.11%

6.00% 4.00% 2.00%

0.00%

2012 2013 2014 2015 Q3 2016(1)

* Paid off Series C preferred stock in January

** Indicates EQBK’s capital ratios at September 30, 2016; as reported, exclusive of both the closed Community First Bancshares transaction and the announced Prairie State Bancshares 19 transaction

(1) Estimated pro forma EQBK’s acquisitions of Community First Bancshares (closed 11/10/16) & Prairie State Bancshares (announced 10/20/16)

EQBK's Professional Board

Name	Field	Position	Ownership at 8/19/16* (%)
Gary Allerheiligen	Accounting	CPA Advisor, Retired Partner, Grant Thornton (KS)	0.24
Jim Berglund	Banking	Bank Advisor, Retired President / CEO Sunflower Bank (KS)	0.36
Dan Bowers		Former Secretary & Vice Chairman of Community First Bancshares, Inc.	1.22
Michael Downing		Former Ellis State Bank President (KS)	0.66
Brad Elliott		Chairman / CEO of Equity Bancshares, Inc. (KS)	6.18
Greg Kossover		CFO Equity Bancshares, Former CEO, Value Place, LLC (KS)	1.31
Jerry Maland		Former Chairman, President & CEO of Community First Bancshares, Inc.	1.32
Roger Buller	Investment Professionals	Investment Advisory – SVP / Regional Manager, Benjamin F. Edwards & Co. (KS)	1.36
Greg Gaeddert		Managing Partner, B12 Capital Partners, LLC (KS)	0.38
Michael High		Partner, Patriot Financial Partners (PA)	9.05
Shawn Penner		Owner, Shamrock Advisors, Inc. (KS)	1.18
Jeff Bloomer	Power & Energy Insurance	President and COO, Sunrise Oilfield Supply Company (KS)	0.09
P. John Eck		Owner, AGV Corp., Eck Agency, Inc. (KS)	2.03
Randee Koger	Law	Attorney / Partner, Wise & Reber, L.C. (KS)	0.66
Harvey Sorensen		Attorney / Partner, Foulston Siefken LLP (KS)	0.62

Ownership — Collectively, Management and the Board of Directors beneficially own approximately 27% (1)

Source: SNL Financial; proxy dated 8/19/16. *Adjusted for the addition of Jerry Maland and Dan Bowers, following the resignations of Wayne Goldstein and David Moore; and for shares issued in Community First Bancshares transaction

(1) Includes Class A voting shares, Class B non-voting shares, and options.

20

Core Components of EQBK’s Story

Performance

Growth in Commercial Banking Franchise

Commercial banking customers (70% of loans) Manufacturing, transportation, business

Strong Operating Performance

Delivered earnings and EPS growth Above peer asset quality through cycles Leveraging infrastructure to achieve efficiencies

Proven M&A Acquirer and Integrator

Successful track record

Ability to integrate, operate and enhance revenue

Opportunity

Growth Oriented Business Plan

Focus on commercial banking

Continue organic and acquisition initiatives Leverage efficient, scalable infrastructure Enhance revenue through identified synergies    Hire talented, entrepreneurial employees Continue offering sophisticated, improved and customized banking products

Market Opportunity

Numerous acquisition opportunities

Gathering low cost deposits and deploying into our growing target lending markets

Management Team & Board Strength

Large bank experience with community bank care

Success in attracting clients from larger banks Deep alignment with shareholders C-Suite and top-line managers have significant ownership Top-shelf credit culture